EXHIBIT 99.1

DocuSign Board of Directors Announces Allan Thygesen as new Chief Executive Officer

Seasoned Google executive appointed to lead DocuSign’s next growth chapter

SAN FRANCISCO, CA — September 22, 2022 – DocuSign (NASDAQ:DOCU) today announced that the Company’s Board of Directors has hired Allan Thygesen as Chief Executive Officer. Allan will assume the strategic leadership of the company and a role on DocuSign’s Board of Directors, effective October 10th. Mary Agnes "Maggie" Wilderotter will conclude her role as interim CEO with this appointment and will help Allan with a smooth transition. She will continue serving as Chairman of DocuSign's Board of Directors.

Allan is joining DocuSign from Google where he served as President, Americas & Global Partners, leading the company’s more than $100 billion advertising business across North and South America. Prior to this role, he served as the President of Google Marketing Solutions, overseeing the global mid-market and small advertiser business, which serves millions of customers worldwide.

“During this time of accelerated digital transformation at companies large and small, there is no better person to lead DocuSign than Allan Thygesen,” said Maggie Wilderotter. “He is a customer-focused innovator with deep experience in e-commerce, the digitalization of business, and leading high-growth scale organizations. The Board believes that Allan is the right leader to help DocuSign continue to capture the massive market opportunity that lies ahead.”

Wilderotter added, “Over the last quarter, DocuSign has made significant progress in expanding its executive team, enhanced its product roadmap and centered its focus on sustainable and profitable growth at scale; all setting the table for our next CEO.”

“DocuSign has a long history of delivering the most trusted, fully-integrated platform for digital agreements, and I am honored to lead the company in its next great chapter,” said Allan Thygesen. “We have a $50 billion global market opportunity that is largely untapped. I look forward to working with our world-class team to capture that opportunity by growing our diversified customer base across industries and geographies.”

“On behalf of the Board, we are pleased to announce Allan Thygesen will be joining as our CEO and director,” said Peter Solvik, Lead Independent Director and chair of the Search & Nominating and Corporate Governance committees. “We are confident Allan is the right leader to build on DocuSign’s momentum.”

Prior to joining Google in 2010, Allan Thygesen was a managing director and partner in the U.S. venture and growth funds of The Carlyle Group, where he led investments in startups in sectors including e-commerce, enterprise software and more. Earlier, Allan served as an executive in several public and private companies, including Wink Communications, Inc., an interactive television technology company. Allan has served on the board of directors of RingCentral, Inc. (NYSE: RNG) since October 2015 and served as a Lecturer at Stanford’s Graduate School of Business from 2014-2021. He received a master’s degree in economics from the University of Copenhagen and an MBA degree from the Stanford Graduate School of Business, where he graduated as an Arjay Miller scholar.

About DocuSign DocuSign helps organizations connect and automate how they navigate their systems of agreement. As part of its industry leading product lineup, DocuSign offers eSignature, the world's #1 way to sign electronically on practically any device, from almost anywhere, at any time. Today, over a million customers and more than a billion users in over 180 countries use the DocuSign platform to accelerate the process of doing business and simplify people's lives.

Copyright 2022. DocuSign, Inc. is the owner of DOCUSIGN® and all its other marks (www.docusign.com/IP).

Media Relations
Megan Gregorio
media@docusign.com

Investor Relations
investors@docusign.com

Forward-Looking Statements

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These risks and uncertainties include, among other things, risks related to our ability to hire, retain and motivate qualified personnel, including executive level management; our ability to successfully manage and integrate executive management transitions; our expectations regarding the impact of the COVID-19 pandemic, including the easing of related regulations and measures as the pandemic and its related effects begin to abate or have abated, on our business, results of operations, financial condition, and future profitability and growth; our expectations regarding the impact of the evolving COVID-19 pandemic on the businesses of our customers, partners and suppliers, and the economy, as well as the macro- and micro-effects of the pandemic and differing levels of demand for our products as our customers’ priorities, resources, financial conditions and economic outlook change; global macro-economic conditions, including the effects of inflation, rising interest rates and market volatility on the global economy; our ability to estimate the size of our total addressable market, and the development of the market for our products, which is new and evolving; our ability to effectively sustain and manage our growth and future expenses, achieve and maintain future profitability, attract new customers and maintain and expand our existing customer base; our ability to scale and update our platform to respond to customers' needs and rapid technological change; the effects of increased competition in our market and our ability to compete effectively; our ability to expand use cases within existing customers and vertical solutions; our ability to expand our operations and increase adoption of our platform internationally; our ability to strengthen and foster our relationships with developers; our ability to expand our direct sales force, customer success team and strategic partnerships around the world; the impact of any data breaches, cyberattacks or other malicious activity on our technology systems; our ability to identify targets for and execute potential acquisitions; our ability to successfully integrate the operations of businesses we may acquire, and to realize the anticipated benefits of such acquisitions; our ability to maintain, protect and enhance our brand; the sufficiency of our cash, cash equivalents and capital resources to satisfy our liquidity needs; limitations on us due to obligations we have under our credit facility or other indebtedness; our failure or the failure of our software to comply with applicable industry standards, laws and regulations; our ability to maintain, protect and enhance our intellectual property; our ability to successfully defend litigation against us; our ability to attract large organizations as users; our ability to maintain our corporate culture; our ability to offer high-quality customer support; our ability to estimate the size and potential growth of our target market; uncertainties regarding the impact of general economic and market conditions, including as a result of regional and global conflicts or related government sanctions; our ability to successfully implement and maintain new and existing information technology systems, including our ERP system; and our ability to maintain proper and effective internal controls. Additional risks and uncertainties that could affect our financial results are included in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the fiscal year ended January 31, 2022 filed on March 25, 2022, our quarterly report on Form 10-Q for the quarter ended July 31, 2022 filed on September 8, 2022 with the Securities and Exchange Commission (the “SEC”), and other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.